[FRONT PAGE]

Annual Report July 31, 2000

Oppenheimer
Trinity Value Fund

[LOGO]OPPENHEIMERFUNDS(r)
THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

CONTENTS

1 President's  Letter

2 An Interview  with Your
Fund's  Managers

5 Fund Performance

9 Financial  Statements

23 Independent  Auditors'  Report

24 Federal Income Tax Information

25 Officers and Trustees

The current portfolio management team ADHERED TO A HIGHLY DISCIPLINED INVESTMENT PROCESS designed to control risk, ensure broad diversification and avoid "style drift."

HEALTHCARE ACCOUNTED FOR MOST OF THE FUND'S PERFORMANCE, while consumer staples proved to be a weak-performing sector.

CUMULATIVE  TOTAL  RETURNS*
For the Period from 9/1/99 to 7/31/00

                         Without                      With
                         Sales Chg.                   Sales Chg.
Class A                  -4.50%                       -9.99%
Class B                  -5.18%                       -9.90%
Class C                  -4.27%                       -5.23%
Class Y                  -4.33%                       -4.33%

* See Notes on page 8 for further details.

PRESIDENT'S LETTER

BRIDGET A. MACASKILL
President
Oppenheimer
Trinity Value Fund

DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation.While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices.That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations.At the same time, long-neglected value stocks began to attract investor interest.The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors.What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/Bridget A. Macaskill

Bridget A. Macaskill
August 21, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

1 Oppenheimer Trinity Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS

PORTFOLIO MANAGEMENT TEAM
Miguel de Braganca
Daniel Burke
Blake Gall
Jennifer Kosmo

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE SINCE ITS COMMENCEMENT?
We are disappointed with overall performance during the 11 months we have been managing Oppenheimer Trinity Value Fund (September 1, 1999-July 31, 2000). However, we believe it is important to note that most of the Fund's underperformance relative to its benchmark occurred during the last few months of 1999, when the market's strength was driven by a small number of high-growth technology stocks.We are pleased that performance improved in 2000. Despite a volatile market and a challenging economic environment, our disciplined selection process enabled us to benefit when market conditions broadened.

WHAT IS THE FUND'S INVESTMENT APPROACH?
Oppenheimer Trinity Value Fund seeks capital appreciation  primarily from stocks
of  large,  value-oriented   companies.These  include  many  of  the  best-known
companies in the United States across a variety of sectors and industry groups.

The key to our management approach is our discipline in maintaining a consistent investment strategy through changing market conditions.We seek to avoid "style drift" by investing in stocks listed in our benchmark, the S&P/BARRA Value Index.We also ensure broad diversification by targeting the Fund's sector weights to those of the benchmark index.We strive to add value to the Fund and exceed the benchmark's performance by identifying the most attractive stocks within each sector. To that end, we employ a wide range of computer-based modeling tools optimized for each sector to determine the most attractive prospects under prevailing market conditions.

We also seek to avoid the risks associated with market timing. Market timing refers to the practice of moving a fund's assets in and out of the equities market in an attempt to avoid declines. Because we believe that the risks and costs of such strategies outweigh the benefits, we generally keep the Fund close to fully invested at all times.

Although we have managed the Fund for less than a year, our investment approach has stood the test of time. As portfolio managers, we have been employing similar quantitative models for many years across a wide range of market cycles and conditions. In the process, we have continually worked to refine our approach, creating a systematic, highly disciplined method of building and managing portfolios.We believe our approach enables us to reduce investment risks while positioning the Fund to outperform its benchmark, as well as most other value-oriented, large-cap equity funds.

WHAT KINDS OF MARKET CONDITIONS CONFRONTED THE FUND DURING THE REPORTING PERIOD? Sporadic market strength during the period was supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of a global economic recovery and diminishing fears of Y2K-related problems.These factors drove a relatively narrow group of growth-oriented technology stocks sharply higher during the last few months of 1999, while value-oriented stocks slumped.

As the new year began, the threat of rising inflation remained the most serious negative factor facing the markets. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board ("Fed") raised interest rates in an effort to slow the pace of economic growth and thereby head off inflation.As interest rates rose, investors showed renewed concern for company fundamentals and profitability, shifting the focus of market strength from growth- to value-oriented stocks. In June, better-than-expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--gave new impetus to growth stocks. However, market strength remained broader than it had been in late 1999, allowing more value-oriented stocks to participate in the market's strength.


2 Oppenheimer Trinity Value Fund

"Our disciplined stock selection
process ENABLED US TO BENEFIT
WHEN MARKET CONDITIONS
BROADENED."

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
Informed by the data generated by our quantitative models, we built a diversified portfolio of stocks that reflected the sector weightings of the S&P 500/BARRA Value Index.As was the case with our benchmark index, financial stocks were the Fund's largest sector, representing over one-fourth of assets throughout the reporting period. Our individual financial stock selections performed reasonably well, providing posi-tive performance in line with the index's financial stocks. Our utilities and energy holdings also performed well relative to the benchmark.The Fund's best performing sector, healthcare, outperformed the index's component. However, this sector repre-sented only about 4% of the Fund's total assets, which limited its impact on our total return. Consumer staples proved to be the Fund's worst-performing sector, but since this sector represented about 5% of the Fund's assets, they also had little impact on overall performance.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We are heartened by indications that the Fed's actions may be reining in the rate of U.S. economic growth. If so, the repeated interest-rate increases that have pressured equity markets for much of 2000 may be nearing an end. However, we believe it is still too early to draw any firm conclusions regarding the future of interest rates for the coming 12 months. Such uncertainties may keep market volatility at an unusually high level for the foreseeable future.

In this challenging and changeable environment, we continue to maintain our unwavering focus on uncovering the most attractive large-cap value stocks listed in the S&P 500/BARRA Value Index. Our highly disciplined, long-term approach to value investing is what makes Oppenheimer Trinity Value Fund an important part of The Right Way to Invest.

3 Oppenheimer Trinity Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PIE CHART]
SECTOR ALLOCATION(2)
Financial              30.0%
Energy                 11.8
Technology             10.1
Communication
Services                9.7
Consumer
Cyclicals               9.6
Capital Goods           8.3
Utilities               8.2
Consumer
Staples                 5.3
Healthcare              3.6
Basic Materials         3.4

CUMULATIVE TOTAL RETURNS
For the period from 9/1/99 to 6/30/00(1)

                   Since Inception
Class A            -11.98%
Class B            -11.81
Class C             -7.21
Class Y             -6.44

TOP TEN STOCK HOLDINGS(3)
Citigroup, Inc.              5.6%
Exxon Mobil Corp.            5.0
Wells Fargo Co.              3.1
Enron Corp.                  2.9
Fannie Mae                   2.5
J.P. Morgan & Co., Inc.      2.5
SBC Communications, Inc.     2.4
Procter & Gamble Co.         2.3
American Express Co.         2.2
SunTrust Banks, Inc.         2.2


1. See page 8 for further details.

2. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of common stocks.

3. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on net assets.


4 Oppenheimer Trinity Value Fund

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's perfor-mance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
During the fiscal year that ended July 31, 2000, the U.S. economy enjoyed strong growth. Market strength was concentrated in growth-oriented stocks in late 1999 and early 2000. In mid-March 2000, concerns over rising interest rates shifted the market's direction in favor of value-oriented stocks until late May. Growth stocks rallied again in June in the face of strong earnings reports and mounting evidence that economic growth was slowing to a sustainable rate; however, value stocks regained their strength in July. In general, the market environment in 2000 remained more broadly based than in late 1999. Guided by our quan-titative investment models, we identified and invested in several strong-performing individ-ual stocks.We achieved our largest positive returns from healthcare stocks while consumer staples was the weakest performing sector. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In all cases, performance is measured from commencement of the classes on September 1, 1999.The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares.The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the S&P/BARRA Value Index, which is a capitalization-weighted index comprised of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes.The Fund's performance reflects the effects of Fund business and operating expenses.While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to those investments found in an index.

5 Oppenheimer Trinity Value Fund

FUND PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Value Fund (Class A) and S&P/BARRA Value Index

                Oppenheimer    S&P/BARRA
                Trinity        Value
                Value          Index
                Fund
09/01/99        9,425          10,000
10/31/99        9,152          10,151
01/31/00        8,773          10,137
04/30/00        9,057          10,424
07/31/00        9,001          10,245

CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/00(1)
LIFE -9.99%




COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Value Fund (Class B) and S&P/BARRA Value Index


                Oppenheimer    S&P/BARRA
                Trinity        Value
                Value          Index
                Fund

09/01/99       10,000          10,000
10/31/99        9,690          10,151
01/31/00        9,282          10,137
04/30/00        9,552          10,424
07/31/00        9,010          10,245

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/00(1)
LIFE -9.90%


6 Oppenheimer Trinity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Value Fund (Class C) and S&P/BARRA Value Index

                Oppenheimer    S&P/BARRA
                Trinity        Value
                Value          Index
                Fund

09/01/99       10,000          10,000
10/31/99        9,690          10,151
01/31/00        9,273          10,137
04/30/00        9,653          10,424
07/31/00        9,477          10,245

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/00(1)
LIFE -5.23%


COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Trinity Value Fund (Class Y) and S&P/BARRA Value Index

                Oppenheimer    S&P/BARRA
                Trinity        Value
                Value          Index
                Fund
09/01/99         10,000           10,000
10/31/99          9,710           10,151
01/31/00          9,316           10,137
04/30/00          9,607           10,424
07/31/00          9,567           10,245

CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 7/31/00(1)
LIFE -4.33%

The performance information for the S&P BARRA Value Index in the graphs begins on 8/31/99 for all classes.
1. See page 8 for further details.
Past performance is not predictive of future results. Graphs are not drawn to the same scale.

7 Oppenheimer Trinity Value Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.The Fund's total returns shown do not show the effects of income taxes on an individual's investment.Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Trinity Value Fund has a limited operating history and is not an index fund.The commencement date of all classes is 9/1/99.

Unless otherwise noted, Class A shares cumulative total returns are shown net of the applicable 5.75% maximum initial sales charge.

Unless otherwise noted, Class B shares cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (since commencement). Class B shares are subject to an annual 0.75% asset-based sales charge.

Unless otherwise noted, Class C shares cumulative total returns are shown net of the applicable 1% contingent deferred sales charge (since commencement). Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are offered to certain institutional investors under special agreement with the distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

8 Oppenheimer Trinity Value Fund


-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           July 31, 2000

                                                                                                       MARKET VALUE
                                                                                            SHARES     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.4%
-------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.4%
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.4%
-------------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                            2,900      $          83,375
-------------------------------------------------------------------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.                                                               900                 40,781
                                                                                                         ----------------
                                                                                                                 124,156
-------------------------------------------------------------------------------------------------------------------------
PAPER - 1.0%
-------------------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                              1,900                 52,131
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 8.0%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
-------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                                   1,300                 58,419
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
-------------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                                1,200                 42,075
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 6.1%
-------------------------------------------------------------------------------------------------------------------------
Bemis Co., Inc.                                                                               800                 27,500
-------------------------------------------------------------------------------------------------------------------------
Crane Co.                                                                                   1,400                 30,800
-------------------------------------------------------------------------------------------------------------------------
Danaher Corp.                                                                                 300                 15,281
-------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                 1,700                 65,556
-------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                         200                  7,112
-------------------------------------------------------------------------------------------------------------------------
Tektronix, Inc.                                                                               300                 18,450
-------------------------------------------------------------------------------------------------------------------------
Temple-Inland, Inc.                                                                         1,000                 43,437
-------------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                                     1,500                 80,250
-------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                     600                 35,025
                                                                                                         ----------------
                                                                                                                 323,411
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 9.3%
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 5.5%
-------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                  2,900                 89,719
-------------------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                                    3,200                114,000
-------------------------------------------------------------------------------------------------------------------------
Verizon Communications                                                                      1,600                 75,200
-------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                      (1)                       300                 11,719
                                                                                                         ----------------
                                                                                                                 290,638
-------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.8%
-------------------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                             1,900                 75,644
-------------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                                    3,000                127,687
                                                                                                         ----------------
                                                                                                                 203,331
-------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.2%
-------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 5.0%
-------------------------------------------------------------------------------------------------------------------------
Ford Motor Co.                                                                              1,100                 51,219
-------------------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                        2,400                 54,000
-------------------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                        1,200                 68,325
-------------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                             2,100                 90,694
                                                                                                         ----------------
                                                                                                                 264,238
-------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.1%
-------------------------------------------------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                                                         1,500                 60,000
-------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.5%
-------------------------------------------------------------------------------------------------------------------------
Meredith Corp.                                                                                800                 25,450


9 Oppenheimer Trinity Value Fund



-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                       MARKET VALUE
                                                                                            SHARES     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
Retail:  General - 1.2%
-------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                         2,100      $          62,737
-------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.4%
-------------------------------------------------------------------------------------------------------------------------
Target Corp.                                                                                2,600                 75,400
-------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 5.0%
-------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.7%
-------------------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                            1,200                 37,800
-------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.0%
-------------------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                                   1,400                 55,212
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 3.3%
-------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                        1,000                 57,437
-------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                                        2,100                119,437
                                                                                                         ----------------
                                                                                                                 176,874
-------------------------------------------------------------------------------------------------------------------------
ENERGY - 11.4%
-------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 1.1%
-------------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                               500                 23,062
-------------------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                             300                 22,181
-------------------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                                                                  300                 14,850
                                                                                                         ----------------
                                                                                                                  60,093
-------------------------------------------------------------------------------------------------------------------------
OIL:  DOMESTIC - 8.6%
-------------------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                                  200                  9,950
-------------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                                  1,200                 39,150
-------------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                 800                 63,200
-------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                           3,300                264,000
-------------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                              200                 10,975
-------------------------------------------------------------------------------------------------------------------------
ONEOK, Inc.                                                                                   600                 16,012
-------------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                1,000                 49,437
                                                                                                         ----------------
                                                                                                                 452,724
-------------------------------------------------------------------------------------------------------------------------
OIL:  INTERNATIONAL - 1.7%
-------------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                        1,500                 87,375
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 29.0%
-------------------------------------------------------------------------------------------------------------------------
BANKS - 15.4%
-------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                       1,500                 71,062
-------------------------------------------------------------------------------------------------------------------------
BB&T Corp.                                                                                  4,200                104,737
-------------------------------------------------------------------------------------------------------------------------
Firstar Corp.                                                                               2,400                 47,400
-------------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                                                     1,000                133,500
-------------------------------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                                        1,400                104,825
-------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                                        2,400                114,900
-------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                                3,700                 70,994
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                             4,000                165,250
                                                                                                         ----------------
                                                                                                                 812,668
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 11.6%
-------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                        2,100                119,044
-------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                             4,200                296,362
-------------------------------------------------------------------------------------------------------------------------
Fannie Mae                                                                                  2,700                134,663
-------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                 1,100                 43,381
-------------------------------------------------------------------------------------------------------------------------
Synovus Financial Corp.                                                                     1,000                 18,000
                                                                                                         ----------------
                                                                                                                 611,450

10 Oppenheimer Trinity Value Fund


-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued

                                                                                                       MARKET VALUE
                                                                                            SHARES     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
Insurance - 2.0%
-------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                            900      $          78,919
-------------------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                             1,100                 27,363
                                                                                                         ----------------
                                                                                                                 106,282
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 3.5%
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.2%
-------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                             1,038                 56,831
-------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                      700                 57,269
                                                                                                         ----------------
                                                                                                                 114,100
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.3%
-------------------------------------------------------------------------------------------------------------------------
Biomet, Inc.                                                                                  500                 22,375
-------------------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.                                                   (1)                     3,500                 20,781
-------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                                        900                 27,394
                                                                                                         ----------------
                                                                                                                  70,550
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 9.7%
-------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.6%
-------------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc.                                                (1)                     1,100                 55,894
-------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                       3,800                106,638
-------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                           700                 76,431
-------------------------------------------------------------------------------------------------------------------------
Pitney Bowes, Inc.                                                                          1,700                 58,863
                                                                                                         ----------------
                                                                                                                 297,826
-------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.1%
-------------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                        (1)                       900                 64,744
-------------------------------------------------------------------------------------------------------------------------
Molex, Inc.                                                                                   900                 42,342
-------------------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                                900                 29,756
-------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                                              (1)                       500                 26,969
                                                                                                         ----------------
                                                                                                                 163,811
-------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY - 1.0%
-------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                                                             900                 49,388
-------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                                                   300                  4,463
                                                                                                         ----------------
                                                                                                                  53,851
-------------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.9%
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.1%
-------------------------------------------------------------------------------------------------------------------------
AES Corp. (The)                                                     (1)                     1,400                 74,813
-------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                           1,400                 86,363
                                                                                                         ----------------
                                                                                                                 161,176
-------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 4.8%
-------------------------------------------------------------------------------------------------------------------------
El Paso Energy Corp.                                                                          200                  9,675
-------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                                 2,100                154,613
-------------------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                               4,900                 91,875
                                                                                                         ----------------
                                                                                                                 256,163
                                                                                                         ----------------
Total Common Stocks (Cost $5,082,045)                                                                          5,099,941


11 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                           Continued


                                                                                        PRINCIPAL             MARKET VALUE
                                                                                        AMOUNT                SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 5.0%
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,  Inc.,
6.53%, dated 7/31/00, to be repurchased at $265,048 on
8/1/00, collateralized by U.S. Treasury Nts., 4.25%-7.875%,
8/31/00--8/15/09, with a value of $193,589 and U.S. Treasury
Bonds, 5.25%--14%, 8/15/03--11/15/28, with a value of
$77,326 (Cost $265,000)                                                                 $ 265,000             $  265,000

-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $5,347,045)                                               101.4%             5,364,941
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (1.4)               (71,941)
                                                                                   ---------------            -----------

NET ASSETS                                                                                  100.0%            $5,293,000
                                                                                   ===============            ===========



1.  Non-income-producing security.

See accompanying Notes to Financial Statements.

12 Oppenheimer Trinity Value Fund


-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 July 31, 2000



-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $5,347,045) - see accompanying statement                                                $5,364,941
-------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     1,343
-------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                      20,884
Interest                                                                                                                 4,168
Investments sold                                                                                                         3,869
Other                                                                                                                        4
                                                                                                              -----------------
Total assets                                                                                                         5,395,209

-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payables and other liabilities:
Investments purchased                                                                                                   73,491
Shares of beneficial interest redeemed                                                                                  19,672
Distribution and service plan fees                                                                                       2,389
Shareholder reports                                                                                                      1,775
Transfer and shareholder servicing agent fees                                                                              171
Trustees' compensation                                                                                                      95
Other                                                                                                                    4,616
                                                                                                              -----------------
Total liabilities                                                                                                      102,209

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $5,293,000
                                                                                                              =================
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                     $5,330,493
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                      5,131
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                               (60,520)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                              17,896
                                                                                                              -----------------
Net assets                                                                                                          $5,293,000
                                                                                                              =================


13 Oppenheimer Trinity Value Fund

-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                 Continued



-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,797,560 and 398,732 shares of beneficial interest outstanding)                                                        $9.52
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                             $10.10

-------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $643,078
and 68,050 shares of beneficial interest outstanding)                                                                    $9.45

-------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,409
and 88,928 shares of beneficial interest outstanding)                                                                    $9.57

-------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $953 and 100 shares of beneficial interest outstanding)                                                    $9.53



See accompanying Notes to Financial Statements.

14 Oppenheimer Trinity Value Fund


-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                             For the Period from September 1, 1999
                                                                                    (commencement of operations) to July 31, 2000


-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                              $51,860
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                 8,116
                                                                                                              -----------------
Total income                                                                                                            59,976

-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                         22,550
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                  2,769
Class B                                                                                                                  2,132
Class C                                                                                                                  2,359
-------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                                  1,660
Class B                                                                                                                    184
Class C                                                                                                                    210
Class Y                                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                      8,989
-------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                             4,040
-------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                              1,727
-------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                              1,655
-------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                        1,264
-------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                     122
-------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                      197
                                                                                                              -----------------
Total expenses                                                                                                          49,858
Less expenses paid indirectly                                                                                           (1,654)
                                                                                                              -----------------
Net expenses                                                                                                            48,204

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   11,772

-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                                                                       (60,520)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                                    17,896
                                                                                                              -----------------
Net realized and unrealized loss                                                                                       (42,624)

--------------------------------------------------------------------------------------------------------------=================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  ($30,852)
                                                                                                              =================


See accompanying Notes to Financial Statements.

15 Oppenheimer Trinity Value Fund


-------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                PERIOD ENDED
                                                                                                               JULY 31, 2000(1)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                               $   11,772
-------------------------------------------------------------------------------------------------------------------------------

Net realized loss                                                                                                      (60,520)
-------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation                                                                                   17,896
                                                                                                              -----------------
Net decrease in net assets resulting from operations                                                                   (30,852)

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS
Dividends from net investment
income:
Class A                                                                                                                 (7,408)
Class B                                                                                                                   (185)
Class C                                                                                                                     (1)
Class Y                                                                                                                     (4)

-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST  TRANSACTIONS
Net  increase in net assets  resulting  from
beneficial interest transactions:
Class A                                                                                                              3,769,200
Class B                                                                                                                630,688
Class C                                                                                                                828,562
Class Y                                                                                                                     --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                                                       5,190,000

-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                    103,000 (2)
                                                                                                              -----------------
End of period (including undistributed net investment
income of $5,131 for the period ended July 31, 2000)                                                                $5,293,000
                                                                                                              =================


1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.
2. Reflects the value of the Manager's initial seed money investment at August 18, 1999.

See accompanying Notes to Financial Statements.

16 Oppenheimer Trinity Value Fund


FINANCIAL HIGHLIGHTS
                                                 CLASS A               CLASS B              CLASS C               CLASS Y
                                                 ------------------    -----------------    -----------------     -----------------

                                                 PERIOD ENDED          PERIOD ENDED         PERIOD ENDED          PERIOD ENDED
                                                 JULY 31, 2000(1)      JULY 31, 2000(1)     JULY 31, 2000(1)      JULY 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                        $10.00               $10.00               $10.00                $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   .05                  .01                 (.02)                  .07
Net realized and unrealized loss                              (.50)                (.53)                (.41)                 (.50)
                                                 ------------------    -----------------    -----------------     -----------------
Total loss from investment operations                         (.45)                (.52)                (.43)                 (.43)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.03)                (.03)                  -- (2)              (.04)

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $9.52                $9.45                $9.57                 $9.53
                                                 ==================    =================    =================     =================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                          (4.50)%              (5.18)%              (4.27)%               (4.33)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $3,798                 $643                 $851                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $2,802                 $235                 $260                    $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income (loss)                                 0.52%               (0.36)%              (0.36)%                0.62%
Expenses                                                     1.53%                2.41%                2.41%                 1.42%
Expenses, net of indirect expenses                           1.47%                2.35%                2.35%                 1.37%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       285%                 285%                 285%                  285%

1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.
2. Less than $0.005.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.


See accompanying Notes to Financial Statements.

17 Oppenheimer Trinity Value Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Trinity Value Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

     EXPIRING
--------------
         2008     $60,520

TRUSTEES' COMPENSATION The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

18  Oppenheimer Trinity Value Fund

1.  SIGNIFICANT ACCOUNTING POLICIES Continued
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $957. Undistributed net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.


19  Oppenheimer Trinity Value Fund

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 PERIOD ENDED JULY 31, 2000(1)
                                                        SHARES                   AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                                                   436,509               $4,185,851
Dividends and/or distributions reinvested                  120                    1,147
Redeemed                                               (47,897)                (417,798)
                                                      --------               ----------
Net increase                                           388,732               $3,769,200
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS B
Sold                                                    78,094               $  727,466
Dividends and/or distributions reinvested                   19                      182
Redeemed                                               (10,163)                 (96,960)
                                                      --------               ----------
Net increase                                            67,950               $  630,688
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS C
Sold                                                    91,083               $  850,172
Dividends and/or distributions reinvested                   --                       --
Redeemed                                                (2,255)                 (21,610)
                                                      --------               ----------
Net increase                                            88,828               $  828,562
                                                      ========               ==========

----------------------------------------------------------------------------------------
CLASS Y
Sold                                                        --                $      --
Dividends and/or distributions reinvested                   --                       --
Redeemed                                                    --                       --
                                                      --------                ---------
Net increase                                                --                $      --
                                                      ========                =========


     1. For the period from September 1, 1999 (commencement of operations) to July 31, 2000.

3.  PURCHASES AND SALES OF SECURITIES
The aggregate  cost of purchases and proceeds  from sales of  securities,  other
than  short-term  obligations,   for  the  period  ended  July  31,  2000,  were
$14,545,705 and $9,403,139, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $5,347,045 was:

Gross unrealized appreciation              $274,178
Gross unrealized depreciation              (256,282)
                                           --------
Net unrealized appreciation                $ 17,896
                                           ========

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended July 31, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

20  Oppenheimer Trinity Value Fund

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED
TRANSFER AGENT FEES OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

SUB-ADVISOR FEES The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the period ended July 31, 2000, the Manager paid $6,458 to the Sub-Advisor.

DISTRIBUTION AND SERVICE PLAN FEES Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

------------------- ------------------ -------------------- ---------------- ----------------- ----------------
                    AGGREGATE          CLASS A FRONT-END    COMMISSIONS ON   COMMISSIONS ON    COMMISSIONS ON
                    FRONT-END SALES    SALES CHARGES        CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
                    CHARGES ON CLASS   RETAINED BY          ADVANCED BY      ADVANCED BY       ADVANCED BY
PERIOD ENDED        A SHARES           DISTRIBUTOR          DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------- ------------------ -------------------- ---------------- ----------------- ----------------
July 31, 2000          $10,091             $2,654             $1,281           $18,872           $6,991
------------------- ------------------ -------------------- ---------------- ----------------- ----------------


     1. THE DISTRIBUTOR ADVANCES COMMISSION PAYMENTS TO DEALERS FOR CERTAIN SALES OF CLASS A SHARES AND FOR SALES OF CLASS B AND CLASS C SHARES FROM ITS OWN RESOURCES AT THE TIME OF SALE.

---------------------- ------------------------------ ---------------------------- ---------------------------
                        CLASS A CONTINGENT DEFERRED    CLASS B CONTINGENT           CLASS C CONTINGENT
                        SALES CHARGES RETAINED BY      DEFERRED SALES CHARGES       DEFERRED SALES CHARGES
PERIOD ENDED            DISTRIBUTOR                    RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
----------------------- ------------------------------ ---------------------------- ---------------------------
July 31, 2000                    $--                         $1,041                        $--
----------------------- ------------------------------ ---------------------------- ---------------------------

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

CLASS A SERVICE PLAN FEES Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2000, payments under the Class A plan totaled $2,769 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

21  Oppenheimer Trinity Value Fund

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


----------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION  FEES PAID TO THE  DISTRIBUTOR FOR THE PERIOD ENDED JULY
           31, 2000, WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------
                                                                                              DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S AGGREGATE      UNREIMBURSED EXPENSES
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        AS % OF NET ASSETS OF
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   CLASS
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS B PLAN               $2,132                $1,988                    $17,104                      2.66%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
CLASS C PLAN                2,359                  2,198                      9,503                    1.12
------------------- --------------------- ---------------------- ---------------------------- ------------------------

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the period ended July 31, 2000.

22  Oppenheimer Trinity Value Fund

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of Oppenheimer Trinity Value Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Trinity Value Fund as of July 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Value Fund as of July 31, 2000, and the results of its operations, the changes in its net assets and financial highlights for the period from September 1, 1999 (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
August  21, 2000

23  Oppenheimer Trinity Value Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)


In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Dividends of $0.0298, $0.0325, $0.0030 and $0.0372 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 1999, all of which was designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

Dividends paid by the Fund during the period ended July 31, 2000 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

24  Oppenheimer Trinity Value Fund

OPPENHEIMER TRINITY VALUE FUND

     OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                               Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                               Bridget A. Macaskill, Trustee and President
                               Robert G. Galli, Trustee
                               Phillip A. Griffiths, Trustee
                               Benjamin Lipstein, Trustee
                               Elizabeth B. Moynihan, Trustee
                               Kenneth A. Randall, Trustee
                               Edward V. Regan, Trustee
                               Russell S. Reynolds, Jr., Trustee
                               Clayton K. Yeutter, Trustee
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary

     INVESTMENT ADVISOR        OppenheimerFunds, Inc.

     SUB-ADVISOR               Trinity Investment Management Corporation

     DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

     TRANSFER AND              OppenheimerFunds Services
     SHAREHOLDER
     SERVICING AGENT

     CUSTODIAN OF              The Bank of New York
     PORTFOLIO SECURITIES

     INDEPENDENT AUDITORS      KPMG LLP

     LEGAL COUNSEL             Mayer, Brown & Platt

This is a copy of a report to shareholders of Oppenheimer Trinity Value Fund. For other material information concerning the Fund, see the Prospectus.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203


(C) COPYRIGHT 2000 OPPENHEIMERFUNDS, INC.  ALL RIGHTS RESERVED.

25  Oppenheimer Trinity Value Fund

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple.Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

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RA0381.001.0700   September 29, 2000

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